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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-70101 and No. 333-48781) of PP&L Resources, Inc. and in the Registration Statements on Form S-8 (No. 33-50031 and No. 333-02003) of PP&L Resources, Inc. of our report dated February 1, 1999 appearing on page 50 of this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
March 3, 1999